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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATIONS

      I, Jean-Jacques Bienaime, Chairman, Chief Executive Officer and President of Genencor International, Inc. (the "Company"), certify that to my knowledge
(i) the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/  Jean-Jacques Bienaime
                                           -------------------------------------
                                           Chairman, Chief Executive Officer
                                           and President
                                           November 8, 2004

      I, Raymond J. Land, the Senior Vice President and Chief Financial Officer of Genencor International, Inc. (the "Company"), certify that to my knowledge
(i) the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/  Raymond J. Land
                                           -------------------------------------
                                           Senior Vice President and
                                           Chief Financial Officer
                                           November 8, 2004

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act 2002 has been provided to Genencor International, Inc. and will be retained by Genencor International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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